Exhibit 99.2

FOR IMMEDIATE RELEASE
Contact:
Dennis S. Dobson, for Wuhan General Group (China), Inc.
(203) 255-7902

Wuhan General Group (China), Inc. Files Form 10-QSB and Announces Conference Call to Discuss Year-End and First Quarter Results WUHAN, Hubei, Peoples Republic of China, June 19, 2007 -- Wuhan General Group (China) Inc. (OTC Bulletin Board: WUHN.OB) announced today that it has filed its quarterly Form 10-QSB for the quarter ended March 31, 2007. The Company will host a conference call to discuss its Year-End and First Quarter results on Monday, June 25, at 10:30 AM (EDT) Interested parties can access the call by dialing

PARTICIPANTS IN THE US CALL:
TOLL FREE, 1-866-814-1915

PARTICIPANTS INTERNATIONALLY CALL:
1-703-639-1359

LISTENERS CAN USE RESERVATION NUMBER 877815 TO ACCESS THE CALL

CONTACT:	Dennis S. Dobson
(203) 255-7902